CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Experts" and to the use of our reports dated February 6, 1998, with respect to the financial statements of First Security Benefit Life Insurance and Annuity Company of New York and the financial statements of T. Rowe Price Variable Annuity Account included in Post-Effective Amendment No. 5 to the Registration Statement (Form N-4 No. 33-83240) and the related Statement of Additional Information accompanying the Prospectus of T. Rowe Price Variable Annuity Account.

                                                               Ernst & Young LLP

Kansas City, Missouri
April 27, 1998